UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: July 8, 2003

(Date of earliest event reported)

GSI COMMERCE, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-16611 (Commission File No.)	04-2958132 (IRS Employer Identification No.)

1075 First Avenue, King of Prussia, PA 19406

(Address of principal executive offices and zip code)

(610) 265-3229

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit 99.1 Presentation Materials

Item 9. Regulation FD Disclosure

On July 8, 2003, the Registrant presented at the CIBC Third Annual Consumer Growth Conference. A copy of the Registrant’s presentation materials for this conference, appearing as Exhibit 99.1, is furnished and not filed pursuant to Regulation FD.

The presentation materials included as Exhibit 99.1 contain the non-GAAP financial measure EBITDA. This measure is included because the Registrant believes that such information is useful to investors as it provides additional methods of evaluating the Registrant’s performance period to period without taking into account non-cash expenses, particularly stock-based compensation which contains material fluctuations both on a quarterly basis and on an annual basis and does not consistently reflect the Registrant’s results from its core business activities.

As used herein, “GAAP” refers to accounting principles generally accepted in the United States.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSI COMMERCE, INC.

By:	/s/ MICHAEL G. RUBIN
Michael G. Rubin Chairman, President and Chief Executive Officer

Dated: July 8, 2003

Exhibit Index

Exhibit No.	Description

99.1	Presentation Materials